UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 837-5863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 9, 2014, Retrophin, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that Nasdaq has determined that the Company has failed to comply with the shareholder approval requirement of Nasdaq Listing Rule 5635(c), related to the Company’s grant of stock options and restricted stock to employees from February 24, 2014 through August 18, 2014 (the “Equity Awards”). The Equity Awards were previously disclosed by the Company as inducement awards in a press release dated October 3, 2014. Upon review of the Equity Awards, Nasdaq has determined that the Equity Awards did not satisfy all of the criteria to qualify as inducement awards. Under applicable Nasdaq rules, the Company has 45 calendar days to submit a plan to regain compliance with all of the Nasdaq listing requirements. The Company has been in contact with Nasdaq since its receipt of the letter and has developed a plan to regain compliance, which it intends to submit to Nasdaq promptly. If the plan is accepted, Nasdaq can grant the Company an extension of up to 180 calendar days from December 9, 2014 to evidence compliance.

Item 7.01	Regulation FD Disclosure.

The Company was informed that it will be added to the Nasdaq Biotechnology Index, effective prior to market open on Monday, December 22, 2014. The Nasdaq Biotechnology Index is designed to track the performance of a set of securities listed on Nasdaq that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s most recent Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.
Dated: December 15, 2014	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer